UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Hi-Crush Partners LP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 960-4777

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On May 9, 2013, Hi-Crush Partners LP (the “Partnership”) entered into a Commitment Increase Agreement and Second Amendment (the “Second Amendment”), by and among the Partnership, the lenders party thereto and Amegy Bank National Association, as administrative agent for the lenders (the “Administrative Agent”), that amends the Credit Agreement, dated as of August 21, 2012, among the Partnership, the lenders party thereto and the Administrative Agent (as amended, the “Credit Agreement”). Pursuant to the terms of the Second Amendment, the Partnership exercised its right under an existing accordion feature to increase the commitments by $100,000,000 for total aggregate commitments under the Credit Agreement of $200,000,000, which increase was effected by certain existing lenders and the addition of new lenders to the bank group. The Second Amendment contains, among other terms, a term out feature pursuant to which $50,000,000 of borrowings will convert to a term loan due August 21, 2016 with quarterly amortization equal to five percent (5%) of the aggregate principal amount of the converted term loan, if the outstanding borrowings under the revolver exceed at any time $125,000,000 for four consecutive fiscal quarters. Additionally, the Second Amendment (i) modifies the mandatory prepayment provisions to include prepayment of the revolver and the term loans from net cash proceeds of certain asset sales and prepayment of the term loan (if any) from net cash proceeds of certain incurrences of debt and equity issuances, (ii) limits the ability of the Partnership to consummate any Acquisition (as such term is defined in the Credit Agreement) unless either (a) the pro forma leverage ratio (as such term is defined in the Credit Agreement) as of the beginning of the period of four fiscal quarters most recently ended prior to the date of such Acquisition is less than 2.0 to 1.0 and liquidity is equal to or greater than $15,000,000, in each case after giving effect to such Acquisition, or (b) the total consideration for all Acquisitions consummated in the applicable fiscal year does not exceed $10,000,000, and (iii) modifies the financial covenants such that, if a term loan conversion occurs, the existing interest coverage ratio (as such term is defined in the Credit Agreement) only applies on or prior to the date of the effectiveness of the term out feature and, thereafter, is replaced by a debt service coverage ratio (as such term is defined in the Credit Agreement) of not less than 1.50 to 1.00.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full and complete terms of the Second Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Amendment to Customer Contract

On May 13, 2013, the Partnership entered into an amendment (the “Amendment”) to a supply agreement (“Contract”) with one of its customers, Halliburton Energy Services, Inc. (the “Customer”). The terms in the Amendment cover the period from April 1, 2013 to December 31, 2013 and involve a price reduction under the Contract in exchange for an increase in contracted frac sand volume at the Wyeville, Wisconsin facility for that period, which increase will be offset by a decrease in volume sold to the Customer from the Augusta, Wisconsin facility operated by Hi-Crush Proppants LLC, the Partnership’s sponsor (the “Sponsor”). As a result of the Amendment, all volumes at Wyeville will be fully contracted.

In connection with the Amendment, the Sponsor and the Customer agreed to temporarily reduce the minimum annual volume of frac sand that the Customer is obligated to purchase from the Sponsor’s Augusta, Wisconsin facility by the amount of the increase in minimum annual volume of frac sand required to be taken by the Customer in the Amendment. Since the Partnership’s Wyeville facility will now be fully contracted during the Amendment period, spot sales previously filled from the Wyeville facility will now be filled from the Sponsor’s Augusta facility during the Amendment period.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under “Amendment to Credit Agreement” under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

10.1	Commitment Increase Agreement and Second Amendment, dated as of May 9, 2013, by and among the Partnership, the lenders party thereto and Amegy Bank National Association, as administrative agent to the lenders.

Forward Looking Statements

Some of the information in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “expect,” “estimate,” “anticipate,” “could,” “future” or “believe” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Partnership’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A of the Partnership’s Form 10-K for the fiscal year ended December 31, 2012 and any subsequently filed Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. The Partnership’s forward looking statements speak only as of the date made and the Partnership undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: May 15, 2013	By:	/s/ Laura C. Fulton
Laura C. Fulton Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

10.1	Commitment Increase Agreement and Second Amendment, dated as of May 9, 2013, by and among the Partnership, the lenders party thereto and Amegy Bank National Association, as administrative agent to the lenders.